UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 24, 2006

ARCH CAPITAL GROUP LTD.
(Exact name of registrant as specified in its charter)

Bermuda	0-26456	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Wessex House, 45 Reid Street, Hamilton HM 12, Bermuda
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 278-9250

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01.       Other Events.

On July 24, 2006, David R. Tunnell resigned from the Board of Directors of Arch Capital Group Ltd. (the “Company”).  Mr. Tunnell had been appointed to the Board as a designee of funds affiliated with Hellman & Friedman LLC pursuant to the shareholders agreement, dated as of November 20, 2001 (as amended), among the Company and certain investors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 25, 2006

ARCH CAPITAL GROUP LTD.
(Registrant)

By:	/s/ John D. Vollaro
	Name:	John D. Vollaro
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

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